UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): September 17, 2009
                                                           ------------------

                            TERRITORIAL BANCORP INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Maryland                        1-34403                     26-4674701
   -------------                      -------                     ----------
(State or Other Jurisdiction)    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1132 Bishop Street, Suite 2200, Honolulu, Hawaii                   96813
------------------------------------------------                   -----
                  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:  (808) 946-1400
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.02         Termination of a Material Definitive Agreement
                  ----------------------------------------------

     As discussed in the Prospectus of Territorial Bancorp Inc. (the "Company"), as filed with the U.S. Securities and Exchange Commission on May 26, 2009 pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended (File No. 333-155388), the Company intended to use a portion of the net proceeds of its stock offering to redeem $24.0 million of trust preferred securities that it had issued through three issuer pools. On September 17, 2009, the Company repaid subordinated debentures issued by Territorial Savings Statutory Trust III, resulting in the redemption of $5.0 million of trust preferred securities. The remaining outstanding subordinated debentures, issued by Territorial Savings Statutory Trust I and Territorial Savings Statutory Trust II, are scheduled to be repaid on September 28, 2009, which will result in the redemption of the remaining $19.0 million of outstanding trust preferred securities.

     The debentures were issued pursuant to Indentures entered into between Territorial Savings Group, Inc., whom the Company succeeded to as a result of the mutual-to-stock conversion of Territorial Mutual Holding Company, and U.S. Bank National Association, as Trustee, and as successor to State Street Bank and Trust Company of Connecticut, National Association. The current interest rates on the subordinated debt range from 3.56% to 4.00%.

Item 9.01         Financial Statements and Exhibits

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Territorial Bancorp Inc.



DATE:  September 18, 2009           By:/s/ Vernon Hirata
                                       --------------------------------
                                       Vernon Hirata
                                       Vice Chairman, Co-Chief Operating Officer
                                       and Secretary